Material Commitments	12 Months Ended
Dec. 31, 2013
Material Commitments [Abstract]
Material Commitments

Note 9. Material Commitments

The Company estimates that at December 31, 2013 and 2012, it had approximately $65.8 million and $30.2 million, respectively, of purchase commitments for inventory from vendors. The Company rents certain of its facilities under non-cancellable operating leases, which expire through 2025.

Minimum annual operating lease payments as of December 31, 2013 are approximately as follows:

Year ending December 31,	in thousands
2014	$7,058
2015	8,402
2016	7,534
2017	5,427
2018	5,456
Thereafter	30,970
$64,847

Rent expense for the years ended December 31, 2013, 2012 and 2011 was approximately $4.7 million, $1.0 million and $0.8 million, respectively.

In November 2013, a wholly-owned subsidiary of the Company entered into an unsecured five-year revolving credit facility ("credit facility") of up to $250 million, which is intended to serve as the Company's primary senior unsecured bank credit facility to meet the liquidity needs of the Company. The credit facility matures in October 2018. Interest is calculated at defined margins above the Eurodollar, prime or Federal Funds rates.

The obligations under the credit facility are guaranteed collectively by the Company, its active Israeli subsidiaries and certain U.S subsidiaries. The credit facility requires the Company to maintain certain financial ratios and also contains other events of default and covenants that limit various matters.

As of December 31, 2013, no amounts had been borrowed under the credit facility.

As of December 31, 2013, the Company has an obligation to pay earn-out to MakerBot shareholders in an amount of approximately $29 million. For additional information refer to note 2.